ASSET PURCHASE	12 Months Ended
Dec. 31, 2021
ASSET PURCHASE
Asset Purchase

NOTE 3. ASSET PURCHASE

On June 5, 2020, the Company completed a transaction (the “Transaction”) with IDTEC subject to the terms and conditions of the Asset Purchase Agreement (the “APA”) and that was accounted for as an asset purchase. Pursuant to the APA, IDTEC provided personnel, experience, and access to funding to assist with the development of the SOBR device, as well as sold to us certain robotics assets, which our management believes are synergistic with our current assets, in exchange for 4,000,000 shares of our common stock after giving effect to the reverse stock split effected in connection with closing the Transaction. The closing of the Transaction was subject to several conditions precedent, primarily: (i) the Company had to be current in reporting requirements under the Securities Exchange Act of 1934, as amended, (ii) had to complete a reverse stock split of common stock such that approximately 2,666,667 shares were outstanding immediately prior to closing the transaction, (iii) could only have outstanding convertible instruments as set forth in the APA, (iv) authorized common stock had to be reduced to 100,000,000 shares, and (v) not have more than approximately $125,000 in current liabilities. Effective with the closing of the Transaction all of the closing conditions had been met, modified or waived by IDTEC, and the Company issued the 4,000,000 shares to IDTEC.

In advance of closing the Transaction, IDTEC and a few other affiliated parties voluntarily committed personnel and funds to the Company to assist with (i) general costs related to the Transaction, (ii) ongoing operating expenses and pay for further engineering and development work on the Company’s products and prototypes, (iii) protect, maintain and develop the Company’s products and intellectual property, (iv) hire, pay and retain the proposed management team, third party consultants and advisors for the Company following the consummation of the sale contemplated in the APA and, (v) take such further actions as are necessary to more quickly expand the Company’s business subsequent to the sale of the purchased assets. The parties agreed that the funds advanced directly to the Company’s vendors were voluntary and were not the obligation of the Company and the Company had no obligation to repay these funds in the event the Transaction contemplated by the APA did not close. In the event the Transaction did close, then on the closing date, the Company would issue promissory notes for the aggregate amounts incurred, paid or advanced. As a result of closing the Transaction, the Company issued a convertible promissory note for all the funds spent or advanced by IDTEC prior to closing. This note totaled $1,485,189 (the “APA Note”), with simple interest at 10% per annum, due upon demand, and may be convertible into shares of common stock at $1.50 per share (after giving effect to the reverse stock split and subject to anti-dilution protection against any future securities we may issue at an effective price of less than $1.50 per share) at the discretion of the holder. The repayment of APA Note is secured by a first priority security lien or security interest in the patents, trademarks, tradenames, and other intellectual property of the Company.

At closing, some of the closing conditions under the APA were either waived and/or modified by the parties. In order to document those modifications and waivers, we entered into a Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement with IDTEC. One of the closing conditions that was the subject of the Waiver Under Asset Purchase Agreement and Post-Closing Covenant Agreement was the requirement that the Company have under $125,000 in permitted liabilities (not including aged liabilities) after closing of the Transaction. At closing, we had approximately $158,000 in non-permitted liabilities under the APA. As a result, the Company issued a Warrant to purchase Common Stock to IDTEC (the “Warrant”), under which IDTEC will purchase up to 106,667 shares of our common stock (post-split) at an exercise price of $1.50 per share, if either (i) we are forced to pay a non-permitted liability, then we may force IDTEC to exercise the Warrant and pay the exercise price to pay the non-permitted liability, but only in an amount sufficient to pay the non-permitted liability, or (ii) if IDTEC otherwise elects to exercise the Warrant and acquire some or all of the shares underlying the Warrant. The Warrant expires five years after the date of issuance.

The Transaction, recorded as an asset purchase, was valued at $29,222,955, which consists of the market price as of June 5, 2020 of the Company’s 4,000,000 shares of common stock issued totaling $27,120,000, the funds spent by IDTEC and affiliates prior to closing of $1,407,051 and the fair value of the Warrant issued of $695,454.  In determining the fair value of the intangible assets, the Company considered, among other factors, the best use of acquired assets such as the analysis of historical financial performance of the products and estimates of future performance of the products and intellectual properties acquired. The allocation to identifiable intangible assets required extensive use of financial information and management's best estimate of fair value.

The following summarizes the transaction closing with IDTEC on June 5, 2020:

Property and equipment	$47,725
Intangible assets	29,175,230
Total assets	$29,222,955

Net purchase (fair value of stock issued, warrants and notes payable)	$29,222,955

Subsequent to the Transaction closing, the Company evaluated the fair value of the assets acquired based on market estimates for property and equipment and discounted net cash flow for the SOBR Safe intellectual technology. The present value of the discounted cash flow utilized a 75% discount, which included a 25% risk return premium, over an estimated five-year net revenue stream expected to be derived from the technology acquired. Based on the assessment of fair value, the Company recognized an asset impairment loss of $25,320,555 during the year ended December 31, 2020. The stock price of the Company at closing of the Transaction was significantly higher than expected from the stock price of the Company when the Company signed the APA which resulted in the recognition of the impairment. The number of shares given to IDTEC as consideration for the Transaction was not adjusted for any stock price changes.